                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 --------------

Date of Report (Date of earliest event reported)  July 26, 1997
                                                --------------------------------

                            DISCOUNT AUTO PARTS, INC.
             (Exact name of registrant as specified in its charter)


            FLORIDA                      1-11276               59-1447420
   ---------------------------     -------------------      -------------------
  (State or other Jurisdiction    (Commission File No.)    (I.R.S. Employer
        of Incorporation)                                   Identification No.)


4900 Frontage Road South, Lakeland, Florida                           33815
-------------------------------------------                      ---------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:           (941) 687-9226
                                                              ------------------


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

DISCOUNT AUTO PARTS, INC.
CURRENT REPORT ON FORM 8-K                                               PAGE 2



ITEM 5.  OTHER EVENTS.

         Discount Auto Parts, Inc. issued a news release dated July 28, 1997 which reported concerning the settlement of the lawsuit brought by Airgas, Inc. and certain other Airgas affiliates against several defendants, including Discount Auto Parts and one of its employees, and the resolution of certain related matters.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit Number    Description of Exhibit

99.1 Discount Auto Parts, Inc. News Release dated July 28, 1997 reporting on the settlement of the Airgas litigation and certain related matters.

DISCOUNT AUTO PARTS, INC.
CURRENT REPORT ON FORM 8-K                                               PAGE 3



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     DISCOUNT AUTO PARTS, INC.

                                     By: /s/ William C. Perkins
                                         ----------------------------------
                                         William C. Perkins, President



                                     Dated: July 29, 1997

                                INDEX TO EXHIBITS



Exhibit Number          Description
99.1                    Discount Auto Parts, Inc. News Release dated July 28,
                        1997 reporting on the settlement of the Airgas
                        litigation and certain related matters.